EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Jon E. Kirchner hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       He is the President and Chief Executive Officer of Digital Theater Systems, Inc.

2.                                       The Form 10-Q report of Digital Theater Systems, Inc. for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3.                                       The information contained in the Form 10-Q report of Digital Theater Systems, Inc. for the quarterly period ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Digital Theater Systems, Inc.

Dated:   May 17, 2004

By:	/s/ JON E. KIRCHNER
Jon E. Kirchner
President and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Digital Theater Systems, Inc. and will be retained by Digital Theater Systems, Inc. and furnished to the Securities and Exchange Commission upon request.